[USAA logo appears here. (R)]






               USAA GOLD Fund





                         [Image appears here.]





               Annual Report

--------------------------------------------------------------------------------
               May 31, 2001





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Table of CONTENTS
--------------------------------------------------------------------------------

      USAA FAMILY OF FUNDS                                             2

      MESSAGE FROM THE PRESIDENT                                       4

      INVESTMENT OVERVIEW                                              7

      MANAGER'S COMMENTARY ON THE FUND                                 9

      PORTFOLIO HIGHLIGHTS                                            13

      FINANCIAL INFORMATION

         Independent Auditors' Report                                 14

         Portfolio of Investments                                     15

         Notes to Portfolio of Investments                            17

         Statement of Assets and Liabilities                          18

         Statement of Operations                                      19

         Statements of Changes in Net Assets                          20

         Notes to Financial Statements                                21

2

USAA
--------------------------------------------------------------------------------
                                Family of FUNDS

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company (USAA Investments), including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.

--------------------------------------------------------------------------------
      EQUITY                      MONEY MARKET                  INDEX
--------------------------------------------------------------------------------
 Aggressive Growth*               Money Market           Extended Market Index

   Capital Growth             Tax Exempt Money Market      Global Titans Index

  Emerging Markets          Treasury Money Market Trust     Nasdaq-100 Index

 First Start Growth            State Money Market            S&P 500 Index

       Gold
                            ----------------------------------------------------
      Growth                      TAXABLE BOND             ASSET ALLOCATION
                            ----------------------------------------------------
  Growth & Income                  GNMA Trust             Balanced Strategy

    Income Stock            High-Yield Opportunities     Cornerstone Strategy

    International                    Income             Growth and Tax Strategy

Science & Technology         Intermediate-Term Bond         Growth Strategy

   Small Cap Stock              Short-Term Bond             Income Strategy

     World Growth           ------------------------
                                 TAX-EXEMPT BOND
                            ------------------------
                                    Long-Term

                                Intermediate-Term

                                   Short-Term

                                State Bond/Income
--------------------------------------------------------------------------------

NONDEPOSIT INVESTMENT PRODUCTS ARE NOT INSURED BY THE FDIC, ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, USAA FEDERAL SAVINGS BANK, ARE SUBJECT TO INVESTMENT RISKS, AND MAY LOSE VALUE. - AN INVESTMENT IN A MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH MONEY MARKET FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN A FUND. - CALIFORNIA, FLORIDA, NEW YORK, AND VIRGINIA FUNDS AVAILABLE TO RESIDENTS ONLY. - THE SCIENCE & TECHNOLOGY FUND MAY BE MORE VOLATILE THAN A FUND THAT DIVERSIFIES ACROSS MANY INDUSTRIES. - FOREIGN INVESTING IS SUBJECT TO ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, MARKET ILLIQUIDITY, AND POLITICAL INSTABILITY. - SOME INCOME MAY BE SUBJECT TO STATE OR LOCAL TAXES, OR THE FEDERAL ALTERNATIVE MINIMUM TAX. - 'S&P 500' IS A TRADEMARK OF THE MCGRAW-HILL COMPANIES, INC. AND HAS BEEN LICENSED FOR OUR USE. 'NASDAQ-100(R)', 'NASDAQ-100 INDEX(R)', AND 'NASDAQ(R)', ARE TRADEMARKS OR SERVICE MARKS OF THE NASDAQ STOCK MARKET, INC. (WHICH WITH ITS AFFILIATES ARE THE "CORPORATIONS") AND HAVE BEEN LICENSED FOR OUR USE. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE USAA NASDAQ-100 INDEX FUND. 'DOW JONES' AND 'DOW JONES GLOBAL TITANS INDEX(SM)' ARE SERVICE MARKS OF DOW JONES & COMPANY, INC. AND HAVE BEEN LICENSED FOR OUR USE. THESE INDEX PRODUCTS ARE NOT SPONSORED, SOLD, OR PROMOTED BY THE TRADEMARK OR SERVICE MARK OWNERS, AND NEITHER THE TRADEMARK OR SERVICE MARK OWNERS NOR ANY OF THEIR SUBSIDIARIES OR AFFILIATES MAKE ANY REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THESE PRODUCTS. - INDEX PRODUCTS INCUR FEES AND EXPENSES AND MAY NOT ALWAYS BE INVESTED IN ALL SECURITIES OF THE INDEX THAT THEY ATTEMPT TO MIRROR. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

*CLOSED TO NEW INVESTORS.

IMPORTANT
--------------------------------------------------------------------------------
                                  INFORMATION


               Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are streamlined. One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund. If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

               USAA INVESTMENT MANAGEMENT COMPANY

               Attn: Report Mail

               9800 Fredericksburg Road

               San Antonio, TX  78284-8916

               or phone a mutual fund representative at

               1-800-531-8448 during business hours



               THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE USAA GOLD FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS). IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH GIVES FURTHER DETAILS ABOUT THE FUND.



               USAA with the eagle is registered in the U.S. Patent & Trademark Office.
               (C)2001, USAA. All rights reserved.

4

MESSAGE
--------------------------------------------------------------------------------
                               from the PRESIDENT


[Photograph of President and
Vice Chairman of the Board,
Christopher W. Claus, appears
here.]                                      "AS AN INVESTOR MYSELF, I KNOW
                                            HOW OVERWHELMING IT CAN BE TO
                                            MAKE SMART INVESTMENT DECISIONS
                                            IN VOLATILE MARKET CONDITIONS."

--------------------------------------------------------------------------------

               Since our last annual report, one thing has become very clear: We are facing one of the most challenging investment climates in several years. The slowing effects of 1999's higher interest rate environment on our economy, the swift, steep fall of technology stocks, and the evaporation of corporate earnings in several sectors have undoubtedly received a great deal of attention from media, investment companies, and economists alike--maybe a bit too much attention.

               As an investor myself, I know how overwhelming it can be to make smart investment decisions in volatile market conditions. It's a challenge for all investors--whether they invest in equity funds, fixed-income vehicles, or a combination of both. USAA Investments approaches this challenge the same way you and other investors do. Here are a few of the steps we take to deal with down markets.

 ...CONTINUED
--------------------------------------------------------------------------------

               WE LOOK FOR OPPORTUNITIES. We seek opportunities in EVERY market situation. For example, we look for companies with strong business fundamentals to invest in--companies that are best positioned to thrive when the economy improves--and take advantage of the low stock prices available in down markets.

               WE DIVERSIFY. We diversify our stock portfolios by invest-ing in a wide range of sectors (basic materials, health care, technology, energy, consumer staples, etc.), and we diversify our overall investment portfolio by investing in both fixed-income and equity investments.

               WE MEASURE OUR PERFORMANCE. We believe it's important to provide strong performance to our members in ALL market conditions. One way we gauge our performance is through rankings of our funds by established financial benchmarking services. We are ranked by reputable financial infor-mation companies such as Morningstar, Inc., known for its Overall Morningstar Rating(TM) of mutual funds, and Lipper Analytical Services, a Reuters company that
               tracks  the   performance   of  more  than  47,000  mutual  funds
               worldwide.

               WE RELY ON INVESTMENT PROFESSIONALS. We depend on a team of highly qualified portfolio managers and securities analysts to research the markets and make sound buying and selling decisions, whether it's for an equity fund, fixed-income vehicle, money market instrument, or asset allocation fund.

6

 ...CONTINUED
--------------------------------------------------------------------------------
                               from the PRESIDENT


               WE STAY FOCUSED ON OUR GOALS. We advise our investors that TIME IN the market is more effective than TIMING the market. What that really means is sticking to the goals you've set in your investment plan. Our goal is to offer competitive mutual fund products and services to shareholders who seek the long-term rewards of investing. This goal guides all of our actions.

               WE MAINTAIN A POSITIVE OUTLOOK. We keep current economic and market conditions in perspective and look for indications of positive changes ahead. For example, at this writing, the Federal Reserve Board (the Fed) had made five interest rate reductions of 0.5% each since the beginning of 2001. While we may still see the effects of the previous year's tightening cycle now, these reductions are designed to stimulate the economy and, as a result, may help bolster corporate profits and the financial markets.

               We at USAA Investments are committed to helping you determine, plan, and potentially reach your investment goals. As always, I appreciate the opportunity to serve you, and I thank you for your trust and continued business.

               Sincerely,

               \s\ Christopher W. Claus

               Christopher W. Claus
               PRESIDENT AND VICE CHAIRMAN OF THE BOARD


               FOR MORE COMPLETE INFORMATION ABOUT THE MUTUAL FUNDS MANAGED AND DISTRIBUTED BY USAA INVESTMENT MANAGEMENT COMPANY (USAA INVESTMENTS), INCLUDING CHARGES AND OPERATING EXPENSES, PLEASE CALL FOR A PROSPECTUS. READ IT CAREFULLY BEFORE INVESTING.

               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

INVESTMENT
--------------------------------------------------------------------------------
                                    OVERVIEW


USAA GOLD FUND


OBJECTIVE
--------------------------------------------------------------------------------

               Long-term capital appreciation and to protect the purchasing power of shareholders' capital against inflation; secondary objective of current income.


TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

               Invests principally in equity securities of domestic and foreign gold exploration, mining, or processing companies.

--------------------------------------------------------------------------------
                                            5/31/01              5/31/00
--------------------------------------------------------------------------------
  Net Assets                             $70.5 Million        $71.5 Million
  Net Asset Value Per Share                  $5.84                $4.87

--------------------------------------------------------------------------------
 Average Annual Total Returns as of 5/31/01
--------------------------------------------------------------------------------
  1 YEAR                             5 YEARS                           10 YEARS
  20.50%                             -12.00%                            -0.76%


               TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

8

 ...CONTINUED
--------------------------------------------------------------------------------
                                    OVERVIEW




                        CUMULATIVE PERFORMANCE COMPARISON
                        ---------------------------------

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Gold Fund, the S&P 500 Index, the Philadelphia Gold & Silver Index, and the London Gold for the period of 5/31/91 through 5/31/01. The data points from the graph are as follows:

                USAA GOLD          S&P 500        LONDON GOLD      PHILADELPHIA
                  FUND              INDEX           BULLION        (XAU) INDEX
                ---------          -------        -----------      ------------

05/31/91         $10,000           $10,000          $10,000          $10,000
11/30/91          10,558             9,777           10,164           10,220
05/31/92           9,686            10,983            9,365            9,113
11/30/92           8,993            11,580            9,273            7,994
05/31/93          14,331            12,256           10,473           13,497
11/30/93          13,732            12,747           10,291           14,421
05/31/94          13,920            12,777           10,755           14,616
11/30/94          12,958            12,880           10,630           12,476
05/31/95          14,205            15,353           10,663           14,577
11/30/95          13,795            17,636           10,760           14,712
05/31/96          17,566            19,714           10,837           18,087
11/30/96          14,170            22,547           10,302           14,600
05/31/97          12,780            25,518            9,589           12,671
11/30/97           8,293            28,974            8,235            8,603
05/31/98           9,273            33,341            8,147            9,076
11/30/98           8,767            35,836            8,205            8,620
05/31/99           8,420            40,353            7,453            7,394
11/30/99           9,209            43,323            8,084            8,144
05/31/00           7,693            44,578            7,554            6,837
11/30/00           7,314            41,493            7,467            5,719
05/31/01           9,270            39,876            7,422            6,940

DATA FROM 5/31/91 THROUGH 5/31/01.



               The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Gold Fund to the S&P 500 Index, the Philadelphia Gold & Silver Index, and London Gold, a traditional gold bullion index. The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the S&P 500 Index. The Philadelphia Gold & Silver Index, typically referred to as the XAU, represents nine holdings in the gold and silver sector. London Gold is a traditional gold bullion index.

MANAGER'S
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund



[Photograph of the Portfolio
Manager appears here.]                   Mark Johnson, CFA


--------------------------------------------------------------------------------


HOW DID THE USAA GOLD FUND PERFORM?

               Total return for the USAA Gold Fund was 20.5% for the period ending May 31, 2001. Gold prices ended the year at $267.50 per ounce, down 1.7%. The results of this period were a reversal of the experience of fiscal year 2000, when gold stocks declined despite a slightly higher gold price, leaving the equities in a deeply oversold position.

               In last year's annual report, we stated our belief that gold mining stocks represented a good value assuming a continued price of $270 per ounce. The rally of the past year realized that value, leaving gold mining stocks more appropriately priced relative to the metal itself. Do not expect the strong results of fiscal 2001 to be repeated should gold fail to rally from current levels.

               PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

10

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


WHAT MARKET CONDITIONS AFFECTED THE FUND DURING THE PERIOD?

               Supply in calendar year 2000 was unchanged from 1999, but demand declined 1.2%. Core jewelry demand actually rose, but demand for coins and small bars fell significantly from 1999's high level of Y2K-driven demand. Central bank selling was in line with 1999, while producers reduced their hedge books slightly. The net impact was that the average price for the year was unchanged at $279 per ounce.

               From the end of calendar year 2000 through the end of the fiscal period, it appears that both demand and supply were down, with demand probably down more than supply. However, there also was a subtle positive shift in central bank attitudes toward gold in the form of an increased reluctance to lend out gold. This resulted in a less liquid and more volatile market in the last few months of the fiscal year.


WHAT WERE YOUR STRATEGIES FOR BUYING AND SELLING DURING THE PERIOD?

               Our strategy is to emphasize well-managed and prudently financed low-cost producers who possess good production or reserve growth potential and sell at reasonable valuations on a risk-adjusted basis. We endeavored to improve the Fund's quality and growth prospects by reallocating assets from stocks that no longer met the above criteria to ones that did. In that regard, seven positions were exited either by sales or because of merger activity, and five new positions were established.

 ...CONTINUED
--------------------------------------------------------------------------------


               We continued to keep the gold exposure close to the prospectus minimum of 80% while using the remaining funds to invest in platinum and diamond stocks. This paid off for the Fund; our three best-performing stocks were Anglo American Platinum, Impala Platinum Holdings, and Aber Diamond. Our worst performers were among the small-capitalization stocks, especially those dependent on building new projects in a low gold price environment.


WHAT IS THE OUTLOOK?

               We believe that the outlook for gold has improved over the past year and note the impact of four bullish developments:

                    - Interest rates have declined while inflation has risen, resulting in the lowest level of real interest rates since 1981. Declining real rates are negative for financial assets and positive for tangible assets such as gold and other precious metals.

                    - Lease rates (the rates charged by central banks when they lend gold to bullion banks) have risen. This implies reduced near-term supply because it makes it less profitable for producers to sell forward production and more dangerous for speculators to short the metal (activities that tend to depress current prices).




               YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 15-16.

12

 ...CONTINUED
--------------------------------------------------------------------------------
                             COMMENTARY on the Fund


                    - Mine supply, after rising inexorably for many years, has flattened and should now begin to decline as a result of high grading and exploration cutbacks in recent years, coupled with generally poor new project economics at a per-ounce price of less than $300. Demand is likely to continue to grow over a longer term, albeit not this year because of economic weakness in the United States. When the demand increases, the supply shortfall (equal to 753 tonnes in 2000, or 20% of demand) should rise also.

                    - Although the U.S. dollar remains strong, the United States is still enduring a weaker economy than that of its trading partners as well as declining interest rates and the specter of inflation driven by energy prices, rising unit labor costs, and a rapidly expanding money supply. These conditions should keep pricking at what is, in this writer's view, a dollar bubble.








                        FOREIGN  AND GOLD  INVESTING  IS SUBJECT  TO  ADDITIONAL
                        RISKS,   SUCH   AS   CURRENCY    FLUCTUATIONS,    MARKET
                        ILLIQUIDITY, AND POLITICAL INSTABILITY.

PORTFOLIO
--------------------------------------------------------------------------------
                                   HIGHLIGHTS


                    --------------------------------------
                            TOP 10 EQUITY HOLDINGS
                              (% of Net Assets)
                    --------------------------------------

                    Barrick Gold Corp.                8.2%

                    Goldcorp, Inc.                    7.7%

                    Meridian Gold, Inc.               6.7%

                    Agnico-Eagle Mines Ltd.           6.6%

                    Impala Platinum Holdings, Ltd.    6.3%

                    Compania de Minas
                    Buenaventura S.A. ADR             5.7%

                    Anglo American Platinum Corp.     5.6%

                    Homestake Mining Co.              4.6%

                    Placer Dome, Inc.                 4.5%

                    Franco-Nevada Mining Corp. Ltd.   4.4%

                    --------------------------------------

14

INDEPENDENT
--------------------------------------------------------------------------------
                                AUDITORS' Report


KPMG

THE SHAREHOLDERS AND BOARD OF TRUSTEES

          USAA GOLD FUND


          We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Gold Fund, a series of the USAA Investment Trust, as of May 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights, presented in
          Note 8 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Gold Fund as of May 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                          KPMG LLP

          San Antonio, Texas
          July 3, 2001

PORTFOLIO
--------------------------------------------------------------------------------
                                 of INVESTMENTS


USAA GOLD Fund

May 31, 2001

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            COMMON STOCKS (99.7%)
            AFRICAN GOLD COMPANIES (11.5%)
  650,000   Goldfields Ltd.                                             $  2,709
  200,000   Goldfields Ltd. ADR                                              806
  600,000   Harmony Gold Mining Co.  Ltd.                                  3,065
  300,000   Randgold Resources, Ltd. GDR *,a                               1,575
--------------------------------------------------------------------------------
                                                                           8,155
--------------------------------------------------------------------------------
            AUSTRALIAN GOLD COMPANIES (7.9%)
2,200,000   Delta Gold Ltd. *                                              1,539
  500,000   Kingsgate Consolidated NL *                                      203
1,100,000   Newcrest Mining Ltd.                                           2,286
2,500,000   Normandy Mining Ltd.                                           1,267
  700,000   Ranger Minerals Ltd.                                             256
--------------------------------------------------------------------------------
                                                                           5,551
--------------------------------------------------------------------------------
            EUROPEAN GOLD COMPANIES (1.0%)
  300,000   Brancote Holdings plc *                                          702
--------------------------------------------------------------------------------
            NORTH AMERICAN GOLD COMPANIES (54.6%)
  600,000   Agnico-Eagle Mines Ltd.                                        4,650
  350,000   Barrick Gold Corp.                                             5,775
  275,000   Cumberland Resources Ltd. *                                      134
  150,000   Francisco Gold Corp. *                                           597
  250,000   Franco-Nevada Mining Corp. Ltd.                                3,077
  150,000   Freeport-McMoRan Copper & Gold, Inc. "A" *                     2,088
  250,000   Gabriel Resources Ltd. *                                         655
  600,000   Glamis Gold Ltd. *                                             1,410
  600,000   Goldcorp, Inc.                                                 5,400
  500,000   Homestake Mining Co.                                           3,235
  600,000   IAMGOLD Corp. *                                                1,106
  625,000   Meridian Gold, Inc. *                                          4,706
  100,000   Newmont Mining Corp.                                           2,049
  300,000   Placer Dome, Inc.                                              3,192
  700,000   Rio Narcea Gold Mines Ltd. *                                     385
--------------------------------------------------------------------------------
                                                                          38,459
--------------------------------------------------------------------------------
            SOUTH AMERICAN GOLD COMPANIES (5.7%)
  250,000   Compania de Minas Buenaventura S.A. ADR                        4,000
--------------------------------------------------------------------------------

16

PORTFOLIO
--------------------------------------------------------------------------------
                           of INVESTMENTS (continued)


USAA GOLD Fund

May 31, 2001

                                                                          MARKET
   NUMBER                                                                  VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            PRECIOUS METALS AND MINERALS COMPANIES (19.0%)
  250,000   Aber Diamond Corp.  *                                       $  2,676
   75,000   Anglo American Platinum Corp.                                  3,930
   75,000   Impala Platinum Holdings Ltd.                                  4,426
   75,000   Stillwater Mining Co. *                                        2,385
--------------------------------------------------------------------------------
                                                                          13,417
--------------------------------------------------------------------------------
            Total investments (cost: $77,433)                           $ 70,284
================================================================================

NOTES
--------------------------------------------------------------------------------
                          to Portfolio of INVESTMENTS


USAA GOLD Fund

May 31, 2001




GENERAL  NOTES
--------------------------------------------------------------------------------

          Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

          The percentages shown represent the percentage of the investments to net assets.

          ADR - American Depositary Receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

          GDR - Global Depositary Receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.


SPECIFIC NOTES
--------------------------------------------------------------------------------

          (a) Illiquid security valued using methods determined by the Fund's investment manager under the general supervision of the Board of Trustees. At May 31, 2001, this security represented 2.2% of the Fund's net assets.

          *   Non-income-producing security.








          SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

18

STATEMENT
--------------------------------------------------------------------------------
                           of ASSETS and LIABILITIES
                           (in thousands)


USAA GOLD Fund

May 31, 2001



ASSETS
   Investments in securities, at market value (identified cost of $77,433)     $ 70,284
   Cash denominated in foreign currencies (identified cost of $31)                   31
   Receivables:
      Dividends and interest                                                         33
      Securities sold                                                             1,346
                                                                               --------
         Total assets                                                            71,694
                                                                               --------

LIABILITIES
   Capital shares redeemed                                                          257
   USAA Investment Management Company                                                48
   USAA Transfer Agency Company                                                      30
   Bank overdraft                                                                   802
   Accounts payable and accrued expenses                                             98
                                                                               --------
         Total liabilities                                                        1,235
                                                                               --------
            Net assets applicable to capital shares outstanding                $ 70,459
                                                                               ========

REPRESENTED BY:
   Paid-in capital                                                             $113,333
   Accumulated undistributed net investment income                                  522
   Accumulated net realized loss on investments                                 (36,247)
   Net unrealized depreciation of investments                                    (7,149)
                                                                               --------
            Net assets applicable to capital shares outstanding                $ 70,459
                                                                               ========
   Capital shares outstanding, unlimited number of shares authorized,
      no par value                                                               12,074
                                                                               ========
   Net asset value, redemption price, and offering price per share             $   5.84
                                                                               ========

   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

STATEMENT
--------------------------------------------------------------------------------
                                 of OPERATIONS
                                 (in thousands)


USAA GOLD Fund

Year ended May 31, 2001




NET INVESTMENT INCOME
   Income:
      Dividends (net of foreign taxes withheld of $34)                 $  1,239
      Interest                                                               42
                                                                       --------
         Total income                                                     1,281
                                                                       --------
   Expenses:
      Management fees                                                       518
      Transfer agent's fees                                                 392
      Custodian's fees                                                       82
      Postage                                                                70
      Shareholder reporting fees                                             17
      Trustees' fees                                                          5
      Registration fees                                                      34
      Professional fees                                                      40
      Other                                                                   3
                                                                       --------
         Total expenses                                                   1,161
                                                                       --------
            Net investment income                                           120
                                                                       --------

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY

Net realized loss on:
      Investments                                                        (4,326)
      Foreign currency transactions                                         (55)
   Change in net unrealized appreciation/depreciation of
      investments                                                        17,623
                                                                       --------
            Net realized and unrealized gain                             13,242
                                                                       --------
   Increase in net assets resulting from operations                    $ 13,362
                                                                       ========


   SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

20

STATEMENTS
--------------------------------------------------------------------------------
                            of Changes in NET ASSETS
                            (in thousands)


USAA GOLD Fund

Years ended May 31,


                                                              2001       2000
                                                           -------------------

FROM OPERATIONS
   Net investment gain (loss)                              $    120   $   (340)
   Net realized loss on investments                          (4,326)    (2,197)
   Net realized loss on foreign currency transactions           (55)        (8)
   Change in net unrealized appreciation/depreciation of:
      Investments                                            17,623     (2,614)
      Foreign currency translations                               -         (1)
                                                           -------------------
      Increase (decrease) in net assets resulting
         from operations                                     13,362     (5,160)
                                                           -------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                       (334)         -
                                                           -------------------

FROM CAPITAL SHARE TRANSACTIONS
   Proceeds from shares sold                                 25,421     65,995
   Reinvested dividends                                         317          -
   Cost of shares redeemed                                  (39,791)   (71,842)
                                                           -------------------
      Decrease in net assets from capital
         share transactions                                 (14,053)    (5,847)
                                                           -------------------
Net decrease in net assets                                   (1,025)   (11,007)

NET ASSETS
   Beginning of period                                       71,484     82,491
                                                           -------------------
   End of period                                           $ 70,459   $ 71,484
                                                           ===================

Accumulated undistributed net investment income (loss):
   End of period                                           $    522   $     (7)
                                                           ===================


CHANGE IN SHARES OUTSTANDING
   Shares sold                                                5,001     11,868
   Shares issued for dividends reinvested                        63          -
   Shares redeemed                                           (7,664)   (12,669)
                                                           -------------------
      Decrease in shares outstanding                         (2,600)      (801)
                                                           ===================

    SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements



USAA GOLD Fund

May 31, 2001



(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

          USAA INVESTMENT TRUST (the Trust), registered under the Investment Company Act of 1940, as amended, is a diversified, open- end management investment company organized as a Massachusetts business trust consisting of 11 separate funds. The information presented in this annual report pertains only to the USAA Gold Fund (the Fund). The Fund's primary investment objective is to seek long-term capital appreciation and to protect the purchasing power of shareholders' capital against inflation. Current income is a secondary objective. The Fund concentrates its investments in equity securities of domestic and foreign gold exploration, mining, or processing companies. As such, the Fund may be exposed to more risk than portfolios with a broader industry diversification.

          A. SECURITY VALUATION - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

              1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

22

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)

USAA GOLD Fund

May 31, 2001



              2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

              3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

              4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Trustees.

          B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications were made to the statement of assets and liabilities to decrease paid-in capital by $15,160,000, increase accumulated undistributed net investment income by $743,000, and decrease accumulated net realized loss on investments by $14,417,000.

          C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA GOLD Fund

May 31, 2001



          D. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers. Because the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

              1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

              2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

              Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

              Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. See Note 1(B). Net unrealized

24

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)



USAA GOLD Fund

May 31, 2001



              foreign currency exchange  gains/losses  arise from changes in the
              value  of  assets  and  liabilities   other  than  investments  in
              securities resulting from changes in the exchange rate.

          E. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.


(2)  LINES OF CREDIT
--------------------------------------------------------------------------------

          The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million--$400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Before January 10, 2001, the Fund had two agreements with CAPCO--$250 million committed and $500 million uncommitted.

          Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under any of these agreements during the year ended May 31, 2001.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA GOLD Fund

May 31, 2001



(3)  DISTRIBUTIONS
--------------------------------------------------------------------------------

          Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At May 31, 2001, the Fund had capital loss carryovers for federal income tax purposes of $28,503,000, which will expire between 2005 and 2009. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.


(4)  INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

          Cost of purchases  and proceeds  from sales of  securities,  excluding
          short-term  securities,   for  the  year  ended  May  31,  2001,  were
          $36,166,000 and $48,803,000, respectively.

          The cost of securities at May 31, 2001, for federal income tax purposes, was $85,178,000. Gross unrealized appreciation and depreciation of investments at May 31, 2001, for tax purposes were $4,894,000 and $19,788,000, respectively.


(5)  FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------

          A forward currency contract (currency contract) is a commitment to purchase or sell a foreign currency at a specified date, at a negotiated price. The Fund currently enters into currency contracts only in connection with the purchase or sale of a security denominated in a foreign currency. These contracts allow the Fund to "lock in" the U.S. dollar price of the security. Currency contracts are valued on

26

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)



USAA GOLD Fund

May 31, 2001


          a daily basis using foreign currency exchange rates obtained from an independent pricing service. Risks of entering into currency contracts include the potential inability of the counterparty to meet the terms of the contract and the Fund's giving up the opportunity for potential profit.

          At May 31, 2001, the Fund had no open foreign currency contracts.


(6)  TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

          A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed at 0.75% of its annual average net assets.

          B. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

          C. UNDERWRITING SERVICES - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.


(7)  TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

          Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

NOTES
--------------------------------------------------------------------------------
                            to FINANCIAL Statements
                            (continued)


USAA GOLD Fund

May 31, 2001



(8)  FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                  Year Ended May 31,
                              --------------------------------------------------------
                                 2001        2000        1999        1998        1997
                              --------------------------------------------------------

Net asset value at
   beginning of period        $   4.87    $   5.33    $   5.87    $   8.09    $  11.12
Net investment income (loss)       .01a       (.02)a      (.01)a      (.03)a      (.01)a
Net realized and
   unrealized gain (loss)          .98        (.44)       (.53)      (2.19)      (3.02)
Distributions from net
   investment income              (.02)          -           -           -           -
                              --------------------------------------------------------
Net asset value at
   end of period              $   5.84    $   4.87    $   5.33    $   5.87    $   8.09
                              ========================================================
Total return (%) *               20.50       (8.63)      (9.20)     (27.44)     (27.25)
Net assets at end
   of period (000)            $ 70,459    $ 71,484    $ 82,491    $ 93,226    $121,169
Ratio of expenses to
   average net assets (%)         1.68        1.58        1.52        1.46        1.31
Ratio of net investment
   income (loss) to average
   net assets (%)                  .17        (.41)       (.13)       (.42)       (.11)
Portfolio turnover (%)           52.74       27.60       33.48       19.62       26.40


* Assumes reinvestment of all dividend income distributions during the period.
(a) Calculated using average shares.

                    TRUSTEES Robert G. Davis, CHAIRMAN OF THE BOARD Christopher W. Claus, VICE CHAIRMAN OF THE BOARD Barbara B. Dreeben
                                Robert L. Mason
                                David G. Peebles
                                Michael F. Reimherr
                                Laura T. Starks
                                Richard A. Zucker

         INVESTMENT ADVISER,    USAA Investment Management Company
                UNDERWRITER,    9800 Fredericksburg Road
             AND DISTRIBUTOR    San Antonio, Texas 78288

              TRANSFER AGENT    USAA Shareholder Account Services
                                9800 Fredericksburg Road
                                San Antonio, Texas 78288

               LEGAL COUNSEL    Goodwin Procter LLP
                                Exchange Place
                                Boston, Massachusetts 02109

                   CUSTODIAN    State Street Bank and Trust Company
                                P.O. Box 1713
                                Boston, Massachusetts 02105

        INDEPENDENT AUDITORS    KPMG LLP
                                112 East Pecan, Suite 2400
                                San Antonio, Texas 78205

                   TELEPHONE    Call toll free - Central Time
            ASSISTANCE HOURS    Monday - Friday 6 a.m. to 10 p.m.
                                Saturday 8:30 a.m. to 5 p.m.
                                Sunday 11:30 a.m. to 8 p.m.

              FOR ADDITIONAL    1-800-531-8181, (in San Antonio) 456-7200
           INFORMATION ABOUT    For account servicing, exchanges, or
                MUTUAL FUNDS    redemptions
                                1-800-531-8448, (in San Antonio) 456-7202

             RECORDED MUTUAL    24-hour service (from any phone)
           FUND PRICE QUOTES    1-800-531-8066, (in San Antonio) 498-8066

                 MUTUAL FUND    (from touch-tone phones only)
           USAA TOUCHLINE(R)    For account balance, last transaction, fund
                                prices, or to exchange or redeem fund shares
                                1-800-531-8777, (in San Antonio) 498-8777

             INTERNET ACCESS    USAA.COM



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                                                                           Paper

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